FOR IMMEDIATE RELEASE

Filed pursuant to Rule 497(a)

Registration File No. 333-187642

Rule 482 ad

GOLDMAN SACHS BDC, INC. PRICES PUBLIC OFFERING

Company Release

NEW YORK—(March 18, 2015)—Goldman Sachs BDC, Inc. (“GS BDC”) yesterday announced that it priced its initial public offering of 6,000,000 shares of its common stock at a public offering price of $20.00 per share. Shares of common stock of GS BDC are expected to begin trading on the New York Stock Exchange today, March 18, 2015, under the symbol GSBD. GS BDC also granted the underwriters an overallotment option to purchase up to an additional 900,000 shares of common stock. The closing of the offering is subject to customary closing conditions and the shares are expected to be delivered on or about March 23, 2015.

GS BDC expects to use the net proceeds of this offering to repay a portion of its outstanding debt under its senior secured revolving credit agreement.

BofA Merrill Lynch; Goldman, Sachs & Co.; Morgan Stanley; Citigroup; Credit Suisse and Wells Fargo Securities are acting as joint book-running managers and Raymond James and SunTrust Robinson Humphrey are acting as co-managers for this offering.

A registration statement relating to these securities has been filed with the SEC and declared effective. This offering may be made solely by means of a preliminary prospectus forming part of the effective registration statement, which may be accessed without charge at the SEC’s EDGAR service on the SEC website, www.sec.gov. Alternatively, a copy of the preliminary prospectus may be obtained from: BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attention: Prospectus Department, by calling (866) 471-2526, or by e-mailing prospectus-ny@ny.email.gs.com; or Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of GS BDC before investing. The preliminary prospectus, dated March 10, 2015, contains this and other information about GS BDC and should be read carefully before investing. The information in the Registration Statement, preliminary prospectus and herein is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such jurisdiction. Offers of these securities are made only by means of the preliminary prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

ABOUT GOLDMAN SACHS BDC, INC.

GS BDC is an externally managed specialty finance company that is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. GS BDC was formed by The Goldman Sachs Group, Inc. (“Goldman Sachs”) to invest primarily in middle-market companies in the United States. GS BDC is externally managed by Goldman Sachs Asset Management, L.P., an SEC-registered investment adviser and a wholly-owned subsidiary of Goldman Sachs. Since it was formed in 2012 through December 31, 2014, GS BDC has originated more than $1.27 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. GS BDC seeks to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, investments in equities.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Goldman Sachs BDC, Inc.

Media Contact: Andrea Raphael, 212-902-5400

Investor Contact: Keith McRedmond, 212-357-7359

Source: Goldman Sachs BDC, Inc.